EXHIBIT 99.3


                        Collateral Stratification Report
                                 Master03-6 g9

================================================================================


--------------------------------------------------------------------------------
Pool Summary                      COUNT                UPB                   %
--------------------------------------------------------------------------------
Conforming                            2          $    354,000.00         0.33%
Non Conforming                      224           106,675,358.09        99.67
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-06-01
AVG UPB: $473,581.23
GROSS WAC: 5.9000%
NET WAC: 5.640%
% SF/PUD: 97.26%
% FULL/ALT: 71.10%
% CASHOUT: 19.77%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 67.26%
% FICO > 679: 88.77%
% NO FICO: 0.44%
WA FICO: 739
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.71%
CALIFORNIA %: 49.70%
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Original Balance                   COUNT               UPB                  %             WA LTV
----------------------------------------------------------------------------------------------------
$100,000.01 - $150,000.00             1          $    150,000.00         0.14%            69.89%
$200,000.01 - $250,000.00             1               204,000.00         0.19             68.00
$300,000.01 - $350,000.00             9             3,115,018.53         2.91             73.34
$350,000.01 - $400,000.00            72            27,287,338.12        25.50             66.58
$400,000.01 - $450,000.00            49            20,933,461.03        19.56             68.95
$450,000.01 - $500,000.00            25            11,916,914.05        11.13             68.36
$500,000.01 - $550,000.00            24            12,417,724.22        11.60             67.78
$550,000.01 - $600,000.00            17             9,747,755.55         9.11             68.80
$600,000.01 - $650,000.00            16            10,227,933.04         9.56             63.94
$650,000.01 - $700,000.00             1               674,000.00         0.63             74.89
$700,000.01 - $750,000.00             1               738,000.00         0.69             78.51
$750,000.01 - $800,000.00             2             1,571,500.00         1.47             58.93
$800,000.01 - $850,000.00             2             1,642,183.57         1.53             64.27
$850,000.01 - $900,000.00             1               880,000.00         0.82             73.33
$900,000.01 - $950,000.00             2             1,878,521.51         1.76             75.04
$950,000.01 - $1,000,000.00           2             1,995,008.47         1.86             66.50
$1,000,000.01 >=                      1             1,650,000.00         1.54             36.67
----------------------------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%            67.26%
----------------------------------------------------------------------------------------------------
Minimum: $150,000.00
Maximum: $1,650,000.00
Average: $475,152.11
----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 3, 2003 14:52                    Page 1 of 7

                        Collateral Stratification Report
                                 Master03-6 g9

================================================================================


--------------------------------------------------------------------------------
Unpaid Balance                    COUNT                 UPB                  %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                   3          $    598,941.80         0.56%
$300,000.01 - $350,000.00             9             3,115,018.53         2.91
$350,000.01 - $400,000.00            72            27,287,338.12        25.50
$400,000.01 - $450,000.00            49            20,933,461.03        19.56
$450,000.01 - $500,000.00            26            12,416,091.60        11.60
$500,000.01 - $550,000.00            22            11,673,604.87        10.91
$550,000.01 - $600,000.00            17             9,747,755.55         9.11
$600,000.01 - $650,000.00            16            10,227,933.04         9.56
$650,000.01 - $700,000.00             1               674,000.00         0.63
$700,000.01 - $750,000.00             1               738,000.00         0.69
$750,000.01 - $800,000.00             2             1,571,500.00         1.47
$800,000.01 - $850,000.00             2             1,642,183.57         1.53
$850,000.01 - $900,000.00             1               880,000.00         0.82
$900,000.01 - $950,000.00             2             1,878,521.51         1.76
$950,000.01 - $1,000,000.00           2             1,995,008.47         1.86
$1,000,000.01 >=                      1             1,650,000.00         1.54
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: $150,000.00
Maximum: $1,650,000.00
Average: $473,581.23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                        COUNT                 UPB                  %
--------------------------------------------------------------------------------
5.001% - 5.125%                       1          $    482,750.00         0.45%
5.126% - 5.250%                       1               580,000.00         0.54
5.376% - 5.500%                       6             2,634,528.80         2.46
5.501% - 5.625%                       8             3,890,540.30         3.64
5.626% - 5.750%                      31            14,327,554.03        13.39
5.751% - 5.875%                      93            41,859,268.29        39.11
5.876% - 6.000%                      58            29,471,104.61        27.54
6.001% - 6.125%                      27            13,579,612.06        12.69
6.126% - 6.250%                       1               204,000.00         0.19
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 6.250%
Weighted Average: 5.900%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                          COUNT                 UPB                  %
--------------------------------------------------------------------------------
4.751% - 5.000%                       2          $  1,062,750.00         0.99%
5.001% - 5.250%                       6             2,634,528.80         2.46
5.251% - 5.500%                      39            18,218,094.33        17.02
5.501% - 5.750%                     151            71,330,372.90        66.65
5.751% - 6.000%                      28            13,783,612.06        12.88
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 4.875%
Maximum: 6.000%
Weighted Average: 5.640%


--------------------------------------------------------------------------------
Original Term to Maturity         COUNT                   UPB                %
--------------------------------------------------------------------------------
241 - 300                             3          $  1,084,640.00         1.01%
360 - 360                           223           105,944,718.09        98.99
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average:    359
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 3, 2003 14:52                    Page 2 of 7

                        Collateral Stratification Report
                                 Master03-6 g9

================================================================================


--------------------------------------------------------------------------------
Remaining Term to
Stated Maturity                   COUNT                   UPB                %
--------------------------------------------------------------------------------
241 - 300                             3          $  1,084,640.00         1.01%
301 - 359                            76            35,933,663.37        33.57
360 - 360                           147            70,011,054.72        65.41
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum:   300
Maximum:   360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                         COUNT                   UPB                %
--------------------------------------------------------------------------------
<= 0                                150          $ 71,095,694.72        66.43%
1 - 1                                62            29,296,142.02        27.37
2 - 2                                 8             4,003,211.90         3.74
3 - 3                                 4             1,723,720.65         1.61
4 - 4                                 1               538,060.00         0.50
5 - 5                                 1               372,528.80         0.35
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 5
Weighted Average: 0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                       COUNT                  UPB                 %
--------------------------------------------------------------------------------
0 - 0                                 1          $    473,813.41         0.44%
620 - 629                             2               773,000.00         0.72
630 - 639                             2             1,021,380.00         0.95
640 - 649                             8             3,583,451.46         3.35
650 - 659                             3             1,342,123.02         1.25
660 - 669                             3             1,386,549.99         1.30
670 - 679                             8             3,443,326.39         3.22
680 - 689                             6             3,478,920.56         3.25
690 - 699                             9             3,664,636.80         3.42
700 - 709                            13             6,445,251.56         6.02
710 - 719                            10             5,598,310.06         5.23
720 - 729                            17             8,514,708.42         7.96
730 - 739                            13             6,970,371.22         6.51
740 - 749                            18             8,221,717.04         7.68
750 - 759                            28            11,573,284.73        10.81
760 - 769                            25            12,897,917.13        12.05
770 - 779                            21             9,556,270.74         8.93
780 - 789                            23            10,849,249.20        10.14
790 - 799                            11             4,714,961.53         4.41
800 - 809                             4             2,132,014.83         1.99
810 - 819                             1               388,100.00         0.36
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 810
Weighted Average: 739
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 3, 2003 14:52                    Page 3 of 7

                        Collateral Stratification Report
                                 Master03-6 g9

================================================================================


--------------------------------------------------------------------------------
Loan To Value Ratio               COUNT                 UPB                  %
--------------------------------------------------------------------------------
10.01% - 15.00%                       1          $    474,527.13         0.44%
30.01% - 35.00%                       4             2,040,277.72         1.91
35.01% - 40.00%                       7             4,358,145.06         4.07
40.01% - 45.00%                       7             3,080,856.11         2.88
45.01% - 50.00%                       6             2,451,658.42         2.29
50.01% - 55.00%                      13             6,212,777.01         5.80
55.01% - 60.00%                      17             8,263,626.69         7.72
60.01% - 65.00%                      22            11,109,134.48        10.38
65.01% - 70.00%                      29            13,889,524.11        12.98
70.01% - 75.00%                      36            16,803,370.67        15.70
75.01% - 80.00%                      80            36,611,133.87        34.21
80.01% - 85.00%                       2               875,181.58         0.82
85.01% - 90.00%                       2               859,145.24         0.80
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 14.39%
Maximum: 87.25%
Weighted Average: 67.26%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Comb Loan To Value Ratio          COUNT                   UPB                %
--------------------------------------------------------------------------------
<= 0.00%                             57          $ 25,981,957.79        24.28%
25.01% - 30.00%                       1               474,527.13         0.44
30.01% - 35.00%                       3             1,548,779.34         1.45
35.01% - 40.00%                       5             3,576,043.44         3.34
40.01% - 45.00%                       5             2,343,246.60         2.19
45.01% - 50.00%                       1               382,609.51         0.36
50.01% - 55.00%                       7             3,436,734.49         3.21
55.01% - 60.00%                      10             5,169,514.96         4.83
60.01% - 65.00%                      17             8,716,127.18         8.14
65.01% - 70.00%                      15             6,628,219.30         6.19
70.01% - 75.00%                      24            12,438,729.94        11.62
75.01% - 80.00%                      51            23,154,127.04        21.63
80.01% - 85.00%                       6             2,629,161.03         2.46
85.01% - 90.00%                      20             9,063,373.59         8.47
90.01% - 95.00%                       4             1,486,206.75         1.39
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 53.16%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                               COUNT                   UPB                %
--------------------------------------------------------------------------------
<= 0.000%                             8          $  3,581,969.89         3.35%
1.001% - 6.000%                       2               923,593.92         0.86
6.001% - 11.000%                      2             1,033,944.78         0.97
11.001% - 16.000%                    10             4,619,915.61         4.32
16.001% - 21.000%                    15             7,186,111.02         6.71
21.001% - 26.000%                    32            14,917,321.04        13.94
26.001% - 31.000%                    38            19,028,763.76        17.78
31.001% - 36.000%                    28            11,627,822.76        10.86
36.001% - 41.000%                    37            17,560,279.33        16.41
41.001% - 46.000%                    30            13,855,894.41        12.95
46.001% - 51.000%                    19            10,117,868.05         9.45
51.001% - 56.000%                     1               481,331.72         0.45
56.001% - 61.000%                     2             1,199,600.00         1.12
61.001% - 66.000%                     1               650,000.00         0.61
66.001% - 71.000%                     1               244,941.80         0.23
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 67.10%
Weighted Average: 33.18%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 3, 2003 14:52                    Page 4 of 7

                        Collateral Stratification Report
                                 Master03-6 g9

================================================================================


--------------------------------------------------------------------------------
Geographic Concentration          COUNT                  UPB                 %
--------------------------------------------------------------------------------
California                          110          $ 53,194,243.14        49.70%
Virginia                             18             8,031,352.88         7.50
New Jersey                           17             7,404,017.96         6.92
Illinois                             12             5,475,446.20         5.12
Maryland                             10             5,075,564.00         4.74
Georgia                               9             4,671,287.41         4.36
New York                              7             3,981,956.67         3.72
District of Columbia                  6             2,980,956.00         2.79
Massachusetts                         5             2,516,238.41         2.35
Texas                                 5             2,313,911.75         2.16
Washington                            5             2,222,000.00         2.08
Florida                               3             1,320,150.00         1.23
South Carolina                        2               998,790.27         0.93
Nevada                                2               983,209.50         0.92
Colorado                              2               839,500.00         0.78
Missouri                              2               836,971.97         0.78
Michigan                              2               821,161.93         0.77
Connecticut                           2               784,000.00         0.73
North Carolina                        1               564,000.00         0.53
Arkansas                              1               450,000.00         0.42
Pennsylvania                          1               433,600.00         0.41
New Hampshire                         1               427,000.00         0.40
Minnesota                             1               350,000.00         0.33
West Virginia                         1               204,000.00         0.19
Hawaii                                1               150,000.00         0.14
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                    COUNT                  UPB                 %
--------------------------------------------------------------------------------
North CA                             50          $ 23,143,886.50        21.62%
South CA                             60            30,050,356.64        28.08
States Not CA                       116            53,835,114.95        50.30
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration            COUNT                   UPB                %
--------------------------------------------------------------------------------
92037                                 3          $  1,660,107.89         1.55%
90077                                 1             1,650,000.00         1.54
90275                                 2             1,464,540.58         1.37
94550                                 2             1,345,967.21         1.26
20016                                 2             1,265,707.00         1.18
Other                               216            99,643,035.41        93.10
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                      COUNT                   UPB                %
--------------------------------------------------------------------------------
Rate/Term Refi                      131          $ 61,253,693.92        57.23%
Purchase                             50            24,168,851.13        22.58
Cash Out Refi                        44            21,161,737.04        19.77
Construction Perm                     1               445,076.00         0.42
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 3, 2003 14:52                    Page 5 of 7

                        Collateral Stratification Report
                                 Master03-6 g9

================================================================================


--------------------------------------------------------------------------------
Document Type                     COUNT                  UPB                 %
--------------------------------------------------------------------------------
Full                                147          $ 71,302,399.34        66.62%
Full Income/Lim. Asset               30            14,905,486.61        13.93
NIV                                  12             5,209,900.00         4.87
Limited                              12             5,120,500.00         4.78
Alt                                  12             4,796,557.30         4.48
No Income/No Ratio                    5             2,147,091.40         2.01
Streamline doc                        4             1,894,269.89         1.77
Asset Verification                    2             1,058,153.55         0.99
Stated Inc/ Full Asset                1               445,000.00         0.42
Stated Income                         1               150,000.00         0.14
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                     COUNT                   UPB                %
--------------------------------------------------------------------------------
1-Family                            172          $ 81,285,968.53        75.95%
PUD                                  41            19,256,051.64        17.99
PUD (Detached)                        4             2,156,813.92         2.02
Condo                                 4             1,496,340.43         1.40
Low-rise Condo                        2               956,000.00         0.89
PUD (Attached)                        1               839,183.57         0.78
Single Family Attached                1               564,000.00         0.53
2-Family                              1               475,000.00         0.44
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                         COUNT                       UPB            %
--------------------------------------------------------------------------------
Primary                             225          $106,465,358.09        99.47%
Secondary                             1               564,000.00         0.53
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                COUNT                 UPB                  %
--------------------------------------------------------------------------------
60                                    3          $    763,581.99         0.71%
N                                   223           106,265,776.10        99.29
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
wa TERM: 0.428
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                      COUNT                 UPB                  %
--------------------------------------------------------------------------------
No                                  226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                     COUNT                  UPB                 %
--------------------------------------------------------------------------------
Curr LTV < 80%                      222          $105,295,031.27        98.38%
GEMIC                                 1               462,549.99         0.43
MGIC                                  1               448,181.58         0.42
Radian                                2               823,595.25         0.77
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relocation Flag                   COUNT                UPB                  %
--------------------------------------------------------------------------------
                                      7          $  3,147,543.38         2.94%
N                                   219           103,881,814.71        97.06
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 3, 2003 14:52                    Page 6 of 7

                        Collateral Stratification Report
                                 Master03-6 g9

================================================================================


--------------------------------------------------------------------------------
Originator                        COUNT                  UPB                 %
--------------------------------------------------------------------------------
Alliance Bancorp                      2          $    354,000.00         0.33%
Bank of America                      36            17,680,478.85        16.52
Chevy Chase                          21            10,248,903.00         9.58
Downey Savings                        1               433,557.51         0.41
First City Funding                    2             1,058,153.55         0.99
Greenpoint Mortgage Corporatio       65            32,813,883.00        30.66
HSBC                                  4             1,760,003.57         1.64
Market Street                         3             1,319,700.00         1.23
Mid America                           3             1,444,543.38         1.35
Mortgage IT                          26            11,530,050.00        10.77
NexStar                               3             1,741,071.97         1.63
Provident Funding                    18             7,909,989.18         7.39
Provident Savings Bank, FSB           4             1,687,700.00         1.58
RBC Mortgage                         20             8,979,006.04         8.39
Trust Company of NJ                  11             4,362,999.79         4.08
Wachovia Securities                   3             2,002,318.25         1.87
Weichert Financial                    4             1,703,000.00         1.59
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Servicer                          COUNT                   UPB                %
--------------------------------------------------------------------------------
Alliance Mortgage                    26          $ 11,530,050.00        10.77%
Bank of America                      36            17,680,478.85        16.52
Downey Savings                        1               433,557.51         0.41
GMAC                                 10             3,744,700.00         3.50
HSBC                                  4             1,760,003.57         1.64
Mid America                           3             1,444,543.38         1.35
Nexstar                               3             1,741,071.97         1.63
Provident Funding                    18             7,909,989.18         7.39
Trust Company of NJ                  11             4,362,999.79         4.08
Wells Fargo Bank                     23            11,307,056.55        10.56
Washington Mutual                    91            45,114,907.29        42.15
--------------------------------------------------------------------------------
Total:                              226          $107,029,358.09       100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 3, 2003 14:52                    Page 7 of 7